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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  January 23, 2019

National CineMedia, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33296	20-5665602
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

6300 S. Syracuse Way, Suite 300
Centennial, Colorado 80111
(Address of principal executive offices, including zip code)
(303) 792-3600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On January 23, 2019, Kurt C. Hall joined the Board of Directors (the "Board") of National CineMedia, Inc. (the "Company") as Standard General L.P.’s ("Standard General") second director nominee pursuant to the letter agreement entered into on June 1, 2018 (“Letter Agreement”). The Board agreed to accelerate Standard General's second nominee and unanimously elected Mr. Hall to the Board. Standard General has not committed to nominate Mr. Hall as its second nominee for the Company’s 2019 annual meeting.
Mr. Hall served as the Company's President, Chief Executive Officer and Chairman of the Board until January 2016 and received consulting compensation from January 2016 until January 2018. The Board has determined that Mr. Hall is not an independent director as determined by the rules of the Nasdaq Stock Market. Mr. Hall will not be appointed to serve on any committees of the Board of Directors.
There are no family relationships between Mr. Hall and any director or executive officer of the Company.
Mr. Hall will be eligible to receive compensation pursuant to the Letter Agreement and in accordance with the Company’s standard arrangements for non-employee directors, as described under “Non-Employee Independent Director Compensation” in the Company’s definitive proxy statement filed on June 11, 2018. Mr. Hall was awarded, effective upon his election, 16,081 restricted stock units under the Company’s 2016 Equity Incentive Plan.
Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
             Effective January 23, 2019, the Board adopted an amendment to Section 3.02 of the Company’s Amended and Restated Bylaws (the “Bylaws”) to provide that the Board shall consist of no more than eight directors, rather than nine directors. A copy of the amendment to the Bylaws is attached hereto as Exhibit 3.1 and is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure
On January 28, 2019, the Company issued a press release announcing the appointment of Mr. Hall to the Company’s Board of Directors. A copy of the press release is furnished as Exhibit 99.1 to this report.
The information in this Item 7.01, including the press release, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by reference to such filing.
Item 9.01 Financial Statements and Exhibits
(d)    Exhibits

Exhibit No.	Description
3.1	Amendment to the Company's Amended and Restated Bylaws
99.1	Press release of National CineMedia, Inc. dated January 28, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
NATIONAL CINEMEDIA, INC.

Dated: January 28, 2019	By:	/s/ Sarah Kinnick Hilty
Sarah Kinnick Hilty
Senior Vice President, General Counsel and Secretary